UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2011

First Horizon National Corporation
(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Restatement of Charter

          (1)   On April 18, 2011, the Company’s Board of Directors approved the restatement of the Company’s Charter. The restatement was filed with the Tennessee Secretary of State on April 19, 2011 and was effective immediately upon filing. The Restated Charter is filed herewith as Exhibit 3.1.

          (2)   The restatement removed obsolete provisions of the Charter added in 2008 in connection with the designation of the Company’s Series CPP preferred stock. All shares of that Series of stock were redeemed in 2010 and none of that Series may be reissued.

ITEM 5.07.      Submission of Matters to a Vote of Security Holders.

Voting Results for 2011 Annual Meeting

(a)   On April 19, 2011, the Company held its annual meeting of shareholders.

(b)   At the annual meeting, four vote items were acted upon by the shareholders. The number of votes cast for, against, or withheld as to each such matter or nominee, the number of votes in favor of each alternative presented in vote item 3, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth below:

Vote Item 1: Election of Directors
Outcome: All nominees were elected
Nominee	For	Withheld	Abstain	Broker Nonvote
Robert B. Carter	189,602,195	8,984,592	2,636,182	33,830,269
John C. Compton	197,191,790	2,093,394	1,937,785	33,830,269
Mark A. Emkes	188,053,759	10,539,746	2,629,464	33,830,269
Vicky B. Gregg	193,009,297	7,139,638	1,074,034	33,830,269
James A. Haslam, III	191,640,362	8,815,358	767,249	33,830,269
D. Bryan Jordan	196,731,632	3,706,217	785,120	33,830,269
R. Brad Martin	188,146,186	11,556,719	1,520,064	33,830,269
Vicki R. Palmer	188,824,909	10,844,199	1,553,861	33,830,269
Colin V. Reed	189,948,674	10,435,539	838,756	33,830,269
Michael D. Rose	196,237,397	4,186,935	798,637	33,830,269
William B. Sansom	195,304,612	5,092,035	826,322	33,830,269
Luke Yancy III	184,557,046	15,563,392	1,102,531	33,830,269

Vote Item 2: Advisory Proposal on Executive Compensation
Outcome: Approved
Details	For	Against	Abstain	Broker Nonvote
Advisory proposal to approve	193,257,098	6,746,895	1,218,976	33,830,269
compensation of certain
executive officers as described in
the Proxy Statement

Vote Item 3: Advisory Proposal on
Frequency of Advisory Vote on Executive Compensation
Outcome: Every Year received a majority of the votes cast
		Every	Every
	Every	Two	Three		Broker
Details	Year	Years	Years	Abstain	Nonvote
Advisory proposal on the	172,809,383	2,843,496	24,135,999	1,434,091	33,830,269
frequency (whether every
year, every two years, or
every three years) of the
advisory vote to approve
compensation of certain
executive officers as
described in the Proxy
Statement

Vote Item 4: Ratification of Auditor
Outcome: Ratified
Auditor	For	Against	Abstain	Broker Nonvote
KPMG LLP	224,173,771	10,511,692	367,775	- 0 -

(c)      Not applicable.

ITEM 9.01.      Financial Statements and Exhibits

(d)      Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
3.1	Restated Charter of First Horizon National Corporation

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: April 20, 2011	By:	/s/ Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary

EXHIBIT INDEX

EX-3.1	Restated Charter of First Horizon National Corporation